SUPPLEMENT TO THE PROSPECTUSES and STATEMENT OF ADDITIONAL INFORMATION

OF

WELLS FARGO MULTI-ASSET FUNDS

For the Wells Fargo Asset Allocation Fund
(the “Fund”)

      Effective immediately the following changes are made:

On the front cover of the Prospectus:

Current language	Replacement language effective immediately

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a crime.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a crime.

In the SAI, under the chapter entitled “FUND INVESTMENT POLICIES AND RISKS” and the section entitled “Non-Fundamental Investment Policy”, the following is added as numbered paragraph three and each subsequent paragraph is re-numbered accordingly:

(3) The Fund may invest in financial instruments subject to the Commodity Exchange Act of 1936, as amended (“CEA”), including futures, options on futures, and swaps (“commodity interests”), consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission (the "SEC") thereunder or any exemptive orders obtained thereunder, and consistent with investment in commodity interests that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the CEA.

In the SAI, under the chapter entitled “FUND INVESTMENT POLICIES AND RISKS” and the section entitled   “Further Explanation of Investment Policies” the last paragraph is hereby removed.

June 29, 2018                                                                                                                 AFIT058/P504SP2